FORM 8-K

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                 CURRENT REPORT



                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



                Date of Report (Date of earliest event reported)
                                    05/04/99



                       Internet Stock Market Resources, Inc.
                      (Formerly Internet Stock Exchange Corp.)
             (Exact name of registrant as specified in its charter)




             Delaware                  33-21481-FW             76-0246940
             --------                  -----------             ----------
     (State of Jurisdiction of        (File Number)             (Federal
  incorporation or organization)                             Identification
                                                                 Number)





                          405 Central Avenue, Fifth Floor
                              St. Petersburg, FL  33701
                             ---------------------------
    (Address of principal Executive Offices and principal place of business)




                                 (727) 896-9696
              (Registrant's telephone number, including area code)

                                 ITEMS REPORTED






ITEM 5.  OTHER EVENTS

    A press release regarding the Company's addition of First Florida Communications and Sunpoint Securities to its listed members organization was sent on May 4, 1999 by facsimile or electronic transmission to various businesses and general news wire services. (See Exhibit 99.1).
    A press release regarding the Company's addition of TMEX USA, Inc. to its listed members organization was sent on May 12, 1999 by facsimile or electronic transmission to various businesses and general news wire services. (See Exhibit 99.2).
    A press release regarding the Company's addition of Lahania Acquisition, Inc. to its listed members organization was sent on May 13, 1999 by facsimile or electronic transmission to various businesses and general news wire services. (See Exhibit 99.3).
    A press release noting a correction to a press release of May 13, 1999 (regarding the Company's addition of Lahania Acquisition, Inc. to its listed members organization) was sent on May 14, 1999 by facsimile or electronic transmission to various businesses and general news wire services. (See
Exhibit 99.4).
    A press release regarding the Company's addition of DCH Technology, Inc. to its listed members organization was sent on May 17, 1999 by facsimile or electronic transmission to various businesses and general news wire services. (See Exhibit 99.5).
    The Company herewith states that no other company mentioned in any of the aforementioned press releases of Exhibits 99.1, 99.2, 99.3, 99.4, and
99.5 is related to First Florida Communications, Sunpoint Securities, Lahania Acquisition, Inc., or DCH Technology, Inc., nor is any company mentioned in either Exhibit related to Internet Stock Market Resources, Inc. except through normal business relationships.

ITEM 7.  FINANCIALS AND EXHIBITS

        (C)  Exhibits

               99.1 Press Release from Internet Stock Market Resources, Inc.
               99.2 Press Release from Internet Stock Market Resources, Inc.
               99.3 Press Release from Internet Stock Market Resources, Inc.
               99.4 Press Release from Internet Stock Market Resources, Inc.
               99.5 Press Release from Internet Stock Market Resources, Inc.

                                   SIGNATURES


Pursuant of the requirements of the Securities Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        Internet Stock Market Resources, Inc.
                                        (Registrant)



DATE:     5/18/99                       By: /s/ Anastasios Kyriakides
                                        ----------------------------
                                        Anastasios Kyriakides
                                        Chairman/Director

                                INDEX TO EXHIBITS



         Exhibit Number         Description

             99.1               Press Release of May 4, 1999 from
                                Internet Stock Market Resources, Inc.

             99.2 Press Release of May 12, 1999 from Internet Stock Market Resources, Inc.

             99.3 Press Release of May 13, 1999 from Internet Stock Market Resources, Inc.

             99.4 Press Release of May 13, 1999 from Internet Stock Market Resources, Inc.

             99.5 Press Release of May 17, 1999 from Internet Stock Market Resources, Inc.